For period ending January 31, 2009			Exhibit 77(o)
File number 8118764

FORM 10f3FUND: UBS PACE Intermediate Fixed Income Investment
1.	Issuer:  Federal National Mortgage Assocation(CUSIP 3136F9K77)
2.	Date of Purchase: 9/10/2008	3.  Date offering commenced: 9/10/2008
4.	Underwriters from whom purchased:  Citigroup Global Markets Inc.
5.	Affiliated Underwriter managing or participating in syndicate: UBS
        Securities LLC
6.	Aggregate principal amount or number of shares purchased:  $4,510,000
7.	Aggregate principal amount or total number of shares of offering:
        $7,000,000,000
8.	Purchase price (net of fees and expenses):  $99.959
9.	Initial public offering price:  $99.959
10.	Commission, spread or profit:  0.06%

11.  Have the following conditions been satisfied?             YES    NO
     a.	The securities are part of an issue registered under
        the Securities Act of 1933 that is being offered
        to the public.                                          X
     b. The securities were purchased prior to the end of
        the first day on which any sales are made (or,
        if a rights offering, the securities were
        purchased on or before the fourth day preceding the
        day on which the offering terminated).                  X
     c. The securities were purchased at a price not more
        than the price paid by each other purchaser in the
        offering.                                               X
     d. The underwriting was a firm commitment underwriting.    X
     e. The commission, spread or profit was reasonable and
        fair in relation to that being received by others for
        underwriting similar securities during the same period. X
     f. The issuer of the securities and any predecessor have
        been in continuous operations for not less than three
        years.                                                  X
     g. The amount of such securities purchased by the Fund
        and all investment companies advised by Brinson
        Advisors or the Funds SubAdviser, if applicable, did
        not exceed 25% of the principal amount of the offering
        sold.                                                   X
     h. No Affiliated Underwriter was a direct or indirect
        participant in or beneficiary of the sales.             X


Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a SubAdviser, Affiliated Underwriter shall also include any brokerage affiliate of the SubAdviser.



Approved:  /s/Artemis Brannigan			Date:  	10/8/2008
Print Name: Artemis Brannigan, Portfolio Compliance


For period ending January 31, 2009		    Exhibit 77(o)
File number 8118764

FORM 10f3FUND: UBS PACE Large Co Value Equity Investments
1.	Issuer:  MetLife
2.	Date of Purchase: October 8, 2008	3.  Date offering commenced:
        October 8, 2008
4.	Underwriters from whom purchased:  Credit Suisse
5.	Affiliated Underwriter managing or participating in syndicate: UBS
6.	Aggregate principal amount or number of shares purchased:  61,500
7.	Aggregate principal amount or total number of shares of offering:
        $75,000,000
8.	Purchase price (net of fees and expenses):  $26.50
9.	Initial public offering price:  $26.50
10.	Commission, spread or profit:  No commission on the trade. Sales concession of $0.4134/share

11.  Have the following conditions been satisfied?             YES    NO
     a.	The securities are part of an issue registered under
        the Securities Act of 1933 that is being offered to
        the public.                                             X
     b. The securities were purchased prior to the end of the
        first day on which any sales are made (or, if a rights
        offering, the securities were purchased on or before
        the fourth day preceding the day on which the
        offering terminated).                                   X
     c. The securities were purchased at a price not more
        than the price paid by each other purchaser in the
        offering.                                               X
     d. The underwriting was a firm commitment underwriting.    X
     e. The commission, spread or profit was reasonable and
        fair in relation to that being received by others for
        underwriting similar securities during the same period. X
     f. The issuer of the securities and any predecessor have
        been in continuous operations for not less than three
        years.                                                  X
     g. The amount of such securities purchased by the Fund
        and all investment companies advised by Brinson
        Advisors or the Funds SubAdviser, if applicable, did
        not exceed 25% of the principal amount of the offering
        sold.                                                   X
     h. No Affiliated Underwriter was a direct or indirect
        participant in or beneficiary of the sales.             X


Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a SubAdviser, Affiliated Underwriter shall also include any brokerage affiliate of the SubAdviser.



Approved:  /s/Joel A. Shapiro			Date:  	November 6,
2008
Print Name: Joel A. Shapiro, Senior Vice President


For period ending January 31, 2009			Exhibit 77(o)
File number 8118764

FORM 10f3
Registered Domestic Securities and Government Seurities

Fund:	 UBS PACE Large Co Growth Equity Investments
Name of Adviser or SubAdviser Marsico Capital Management, LLC
1.	Issuer:   Wells Fargo Corporation
2.	Date of Purchase:  November 6, 2008      3.  Date offering commenced:
        November 6, 2008
4.	Underwriter(s) from whom purchased:  Barclays Capital Inc., Blaylock
        & Partners LP, CS
        First Boston, CastleOak Securities, L.P. Deutsche Bank, Fox Pitt
        Kelton, Gardner Rich & Co., Goldman Sachs, J.P. Morgan Chase, Morgan Stanley, RBC Capital Markets, Ramirez & Co., Raymond James Global,
        Robert Baird, Utendahl Capital Partners, Wells Fargo Securities
5.	Affiliated Underwriter managing or participating in syndicate: UBS Warburg
6.	Aggregate principal amount or number of shares purchased:  69,530
7.	Aggregate principal amount or total number of shares of offering:
        $10 billion
8.	Purchase price per unit or share (net of fees and expenses):  $27
9.	Initial public offering price per unit or share:  $27
10.	Commission, spread or profit: 0.675%

11.	Have the following conditions been satisfied?              YES   NO
        a. The securities are part of an issue registered under
           Securities Act of 1933 that is being offered to the
           public, or is part of an issue of government securities
           (as defined in section 2(a)(16) of the 1940 Act).      __X__ ____
        b. The securities were purchased prior to the end of the
           first day on which any sales are made (or, if a rights
           offering, the securities were purchased on or before
           the fourth day preceding the day on which the offering
           terminated)		                                  __X__ ____
       c.  The securities were purchased at a price not more than the price paid by each other purchaser in the offering
           or any concurrent offering.		                  __X__ ____
       d.  The underwriting was a firm commitment underwriting.	  __X__	____
       e.  The commission, spread or profit was reasonable and
           fair in relation to that being received by others for underwriting similar securities during the same
           period.                                                __X__	____
       f.  The issuer of the securities and any predecessor
           has been in continuous operation for not less than
           three years.                                  	  __X__ ____
       g.  The amount of such securities purchased by the Fund
           and all other accounts over which the Adviser (or
           Subadviser, if applicable) exercises investment
           discretion did not exceed 25% of the principal amount
           of the offering.	                                  __X__ ____
       h.  No Affiliated Underwriter benefited directly or
           indirectly from the purchase.	        	  __X__	____

Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or SubAdviser participating in a selling syndicate, as applicable.

Approved:  /s/Scott Richards		Date:	January 12, 2009
Print Name: Scott Richards, Compliance Analyst



For period ending January 31, 2009			Exhibit 77(o)
File number 8118764

FORM 10f3FUND: UBS PACE Large Co Growth Equity  Investment
SUBADVISOR: Wellington Management Company L.L.P.
1.	Issuer:  General Electric Co.
2.	Date of Purchase: October 2, 2008	3.  Date offering commenced:
        October 2, 2008
4.	Underwriters from whom purchased:  Goldman Sachs & Co.  Excecuting
        Broker/Broker of Credit
5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Securities LLC
6.	Aggregate principal amount or number of shares purchased: 157,900 shares
7.	Aggregate principal amount or total number of shares of offering:
        547,825,000 shares
8.	Purchase price (net of fees and expenses):  $22.25/share
9.	Initial public offering price:  $22.25/share (secondary offering)
10.	Commission, spread or profit:  $0.334

11.  Have the following conditions been satisfied?                YES    NO
     a.	The securities are part of an issue registered under
        the Securities Act of 1933 that is being offered to
        the public.                                                X
     b. The securities were purchased prior to the end of the
        first day on which any sales are made (or, if a rights
        offering, the securities were purchased on or before the
        fourth day preceding the day on which the offering
        terminated).                                               X
     c. The securities were purchased at a price not more than
        the price paid by each other purchaser in the offering.    X
     d. The underwriting was a firm commitment underwriting.       X
     e. The commission, spread or profit was reasonable and
        fair in relation to that being received by others for
        underwriting similar securities during the same period.    X
     f. The issuer of the securities and any predecessor have
        been in continuous operations for not less than three
        years.                                                     X
     g. The amount of such securities purchased by the Fund and all investment companies advised by Brinson Advisors or
        the Funds SubAdviser, if applicable, did not exceed 25%
        of the principal amount of the offering sold.              X
     h. No Affiliated Underwriter was a direct or indirect
        participant in or beneficiary of the sales.                X


Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a SubAdviser, Affiliated Underwriter shall also include any brokerage affiliate of the SubAdviser.



Approved:  /s/Karen J. DeNinno			Date:  	November 19,
2008
Print Name: Karen J. DeNinno, Vice President



For period ending January 31, 2009			Exhibit 77(o)
File number 8118764

FORM 10f3FUND: UBS PACE Intermediate Fixed Income Investment
1.	Issuer:  Bottling Group LLC (CUSIP 10138MAH8)
2.	Date of Purchase: October 21, 2008	3.  Date offering commenced:
        October 21, 2008
4.	Underwriters from whom purchased:  Morgan Stanley
5.	Affiliated Underwriter managing or participating in syndicate:
        Merrill Lynch
6.	Aggregate principal amount or number of shares purchased: $650,000
7.	Aggregate principal amount or total number of shares of offering:
        $1,300,000,000
8.	Purchase price (net of fees and expenses): 99.793%
9.	Initial public offering price:  99.793%
10.	Commission, spread or profit:  0.60%

11.  Have the following conditions been satisfied?           YES     NO
     a.	The securities are part of an issue registered under
        the Securities Act of 1933 that is being offered to
        the public.                                           X
     b. The securities were purchased prior to the end of
        the first day on which any sales are made (or, if a
        rights offering, the securities were purchased on or
        before the fourth day preceding the day on which the
        offering terminated).                                 X
     c. The securities were purchased at a price not more
        than the price paid by each other purchaser in the
        offering.                                             X
     d. The underwriting was a firm commitment underwriting.  X
     e. The commission, spread or profit was reasonable and
        fair in relation to that being received by others for
        underwriting similar securities during the same
        period.                                               X
     f. The issuer of the securities and any predecessor
        have been in continuous operations for not less than
        three years.                                          X
     g. The amount of such securities purchased by the Fund
        and all investment companies advised by Brinson
        Advisors or the Funds SubAdviser, if applicable, did
        not exceed 25% of the principal amount of the
        offering sold.                                        X
     h. No Affiliated Underwriter was a direct or indirect
        participant in or beneficiary of the sales.           X


Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a SubAdviser, Affiliated Underwriter shall also include any brokerage affiliate of the SubAdviser.



Approved:  /s/Artemis Brannigan			Date:  	November 10,
2008
Print Name: Artemis Brannigan, Portfolio Compliance



For period ending January 31, 2009			Exhibit 77(o)
File number 8118764

FORM 10f3FUND: UBS PACE Intermediate Fixed Income Investment
1.	Issuer:  Verizon Communications (CUSIP 92343VAQ7)
2.	Date of Purchase: October 30, 2008	3.  Date offering commenced:
        October 30, 2008
4.	Underwriters from whom purchased:  Citigroup Global Markets Inc.
5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Securities LLC, Merrill Lynch
6.	Aggregate principal amount or number of shares purchased: $1,800,000
7.	Aggregate principal amount or total number of shares of offering:
        $2,000,000,000
8.	Purchase price (net of fees and expenses): 99.438%
9.	Initial public offering price:  99.438%
10.	Commission, spread or profit:  0.45%

11.  Have the following conditions been satisfied?            YES    NO
     a.	The securities are part of an issue registered under
        the Securities Act of 1933 that is being offered to
        the public.                                            X
     b. The securities were purchased prior to the end of the
        first day on which any sales are made (or, if a rights
        offering, the securities were purchased on or before
        the fourth day preceding the day on which the
        offering terminated).                                  X
     c. The securities were purchased at a price not more
        than the price paid by each other purchaser in the
        offering.                                              X
     d. The underwriting was a firm commitment underwriting.   X
     e. The commission, spread or profit was reasonable and
        fair in relation to that being received by others for
        underwriting similar securities during the same
        period.                                                X
     f. The issuer of the securities and any predecessor
        have been in continuous operations for not less than
        three years.                                           X
     g. The amount of such securities purchased by the Fund
        and all investment companies advised by Brinson
        Advisors or the Funds SubAdviser, if applicable, did
        not exceed 25% of the principal amount of the
        offering sold.                                         X
     h. No Affiliated Underwriter was a direct or indirect
        participant in or beneficiary of the sales.            X


Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a SubAdviser, Affiliated Underwriter shall also include any brokerage affiliate of the SubAdviser.



Approved:  /s/Artemis Brannigan			Date:  	November 10,
2008
Print Name: Artemis Brannigan, Portfolio Compliance